SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                     DATE OF REPORT (Date of earliest event
                                   reported):

                                 March 28, 2002

--------------------------------------------------------------------------------


                                    KSW, INC.
                                    ---------
             (Exact name of registrant as specified in its charter)



   Delaware                          0-27290                      11-3191686
   --------                          -------                      ----------
(State or other             (Commission File Number)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)


               37-16 23rd Street, Long Island City, New York 11101
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (718) 361-6500
                                 --------------
               Registrant's telephone number, including area code






NY2:\1145347\02\_JR702!.DOC\57422.0003

Item 5.  Other Events.
         ------------

         On March 28, 2002, KSW, Inc. announced that it has reached a settlement with the Creditors Committee of Helionetics, Inc., the Company's former parent, of an action which alleged that the 1995 distribution by Helionetics of Company stock to its shareholders was a fraudulent conveyance. The settlement is subject to the preparation of definitive documentation and court approval. A copy of the Company's press release announcing the settlement is attached as Exhibit 99.1 hereto, which is incorporated herein by reference.

         Additionally, on April 18, 2002, the Company appointed Russell S. Molina to its Board of Directors as a Class I Director. Mr. Molina's term will run until the Company's 2003 annual meeting of shareholders. Mr. Molina, 34, is President of Woodco Fund Management, Inc. of Houston, Texas, an investment firm.

         Mr. Molina's addition to the Company's Board of Directors brings the total number of directors constituting the Board to six. Mr. Molina's election to the Board was advocated by investors who voiced their opinion that his appointment could be beneficial to stockholder value. The Company had received a notice of a stockholder's intent to nominate Mr. Molina for election to the Board of Directors at the 2002 annual meeting of shareholders.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(c)        Exhibits

Exhibit No.:          Description:
-----------           -----------

99.1                  Press release, dated March 28, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             KSW, INC.
                                             ---------------------
                                             (Registrant)


Date: April 22, 2002                         By: /s/ Robert Brussel
                                                 ------------------------------
                                                 Robert Brussel,
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS
                           CURRENT REPORT ON FORM 8-K


 Exhibit
 Number                             Description
 ------                             -----------

  99.1                   Press release, dated March 28, 2002.